Exhibit 99.2

PXRE	Consolidated Balance Sheets
Group Ltd.	(Dollars in thousands, except par value per share)

		September 30,	December 31,
		2006	2005

		(Unaudited)

Assets	Investments:
	Fixed maturities, at fair value:
	Available-for-sale (amortized cost $528,696 and $1,212,299, respectively)	$528,528	$1,208,248
	Trading (cost $13,143 and $28,225, respectively)	13,506	25,796
	Short-term investments, at fair value	737,195	261,076
	Hedge funds, at fair value (cost $17,374 and $132,690, respectively)	18,655	148,230
	Other invested assets, at fair value (cost $1,880 and $2,806, respectively)	2,478	3,142

	Total investments	1,300,362	1,646,492
	Cash	20,814	14,504
	Accrued investment income	4,842	10,809
	Premiums receivable, net	110,315	217,446
	Other receivables	7,561	17,000
	Reinsurance recoverable on paid losses	2,203	4,223
	Reinsurance recoverable on unpaid losses	37,146	107,655
	Ceded unearned premiums	10,139	1,379
	Deferred acquisition costs	1,324	5,487
	Income tax recoverable	—	6,295
	Other assets	31,002	84,757

	Total assets	$1,525,708	$2,116,047

Liabilities	Losses and loss expenses	$727,765	$1,320,126
	Unearned premiums	14,961	32,512
	Subordinated debt	167,087	167,081
	Reinsurance balances payable	16,145	30,244
	Deposit liabilities	56,161	68,270
	Income tax payable	31	—
	Other liabilities	27,889	32,496

	Total liabilities	1,010,039	1,650,729

Shareholders’	Serial convertible preferred shares, $1.00 par value, $10,000 stated
Equity	value – 30 million shares authorized, 0.01 million and 0.01 million shares
	issued and outstanding, respectively	58,132	58,132
	Common shares, $1.00 par value – 350 million shares authorized,
	72.3 million and 72.3 million shares issued and outstanding, respectively	72,346	72,281
	Additional paid-in capital	873,009	875,224
	Accumulated other comprehensive loss	(1,382)	(5,468)
	Accumulated deficit	(482,838)	(527,349)
	Restricted shares at cost (0.4 million and 0.5 million shares, respectively)	(3,598)	(7,502)

	Total shareholders’ equity	515,669	465,318

	Total liabilities and shareholders’ equity	$1,525,708	$2,116,047

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PXRE	Consolidated Statements of Operations and Comprehensive Operations
Group Ltd.	(Dollars in thousands, except per share amounts)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,

		2006	2005	2006	2005

		(Unaudited)		(Unaudited)

Revenues	Net premiums earned	$5,616	$68,817	$98,012	$231,671
	Net investment income	14,600	13,526	45,761	30,649
	Net realized investment gains (losses)	57	(34)	(7,981)	(366)
	Fee income	16	353	234	770

		20,289	82,662	136,026	262,724

Losses and	Losses and loss expenses incurred	(5,966)	408,958	12,684	478,521
Expenses	Commission and brokerage	1,786	12,945	18,311	32,012
	Other reinsurance related expense	4,762	—	10,738	—
	Operating expenses	11,284	7,255	33,641	27,103
	Foreign exchange losses (gains)	347	(237)	1,612	(1,053)
	Interest expense	3,616	3,615	10,828	10,837

		15,829	432,536	87,814	547,420

	Income (loss) before income taxes and convertible preferred share dividends	4,460	(349,874)	48,212	(284,696)
	Income tax benefit	—	(32,531)	—	(33,603)

	Net income (loss) before convertible preferred share dividends	$4,460	$(317,343)	$48,212	$(251,093)

	Convertible preferred share dividends	1,163	1,241	3,701	5,878

	Net income (loss) to common shareholders	$3,297	$(318,584)	$44,511	$(256,971)

Comprehensive	Net income (loss) before convertible preferred
Income (Loss),	share dividends	$4,460	$(317,343)	$48,212	$(251,093)
Net of Tax	Net change in unrealized appreciation (depreciation) on investments	7,702	(6,062)	(4,013)	(7,626)
	Reclassification adjustments for (gains) losses included in net income	(57)	(5)	7,976	212
	Minimum additional pension liability	—	—	123	—

	Comprehensive income (loss)	$12,105	$(323,410)	$52,298	$(258,507)

Per Share	Basic:
	Income (loss) before convertible preferred share dividends	$0.06	$(11.13)	$0.67	$(9.79)
	Convertible preferred share dividends	(0.02)	(0.04)	(0.05)	(0.23)

	Net income (loss) to common shareholders	$0.04	$(11.17)	$0.62	$(10.02)

	Average shares outstanding (000’s)	72,002	28,529	71,944	25,649

	Diluted:
	Net income (loss)	$0.06	$(11.17)	$0.63	$(10.02)

	Average shares outstanding (000’s)	77,120	28,529	77,051	25,649

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PXRE	Consolidated Statements of Shareholders’ Equity
Group Ltd.	(Dollars in thousands)

		Three Months Ended		Nine Months Ended
		September 30,		September 30,

		2006	2005	2006	2005

		(Unaudited)		(Unaudited)

Convertible	Balance at beginning of period	$58,132	$63,371	$58,132	$163,871
Preferred Shares	Conversion of convertible preferred shares	—	(5,239)	—	(109,108)
	Dividends to convertible preferred shareholders	—	—	—	3,369

	Balance at end of period	$58,132	$58,132	$58,132	$58,132

Common Shares	Balance at beginning of period	$72,408	$28,813	$72,281	$20,469
	(Cancellation) issuance of common shares, net	(62)	582	65	8,926

	Balance at end of period	$72,346	$29,395	$72,346	$29,395

Additional	Balance at beginning of period	$874,648	$437,198	$875,224	$329,730
Paid-in Capital	(Cancellation) issuance of common shares, net	(1,639)	7,781	(2,215)	114,631
	Tax effect of stock options exercised	—	446	—	1,064

	Balance at end of period	$873,009	$445,425	$873,009	$445,425

Accumulated	Balance at beginning of period	$(9,027)	$(6,202)	$(5,468)	$(4,855)
Other Comprehensive	Change in unrealized gains (losses) on investments	7,645	(6,067)	3,963	(7,414)
Income	Change in minimum additional pension liability	—	—	123	—

	Balance at end of period	$(1,382)	$(12,269)	$(1,382)	$(12,269)

(Accumulated Deficit)/	Balance at beginning of period	$(486,135)	$251,014	$(527,349)	$194,081
Retained Earnings	Net income (loss) before convertible preferred share dividends	4,460	(317,343)	48,212	(251,093)
	Dividends to convertible preferred shareholders	(1,163)	(1,241)	(3,701)	(5,878)
	Dividends to common shareholders	—	(3,471)	—	(8,151)

	Balance at end of period	$(482,838)	$(71,041)	$(482,838)	$(71,041)

Restricted Shares	Balance at beginning of period	$(5,488)	$(10,727)	$(7,502)	$(6,741)
	Cancellation (issuance) of restricted shares, net	1,773	—	2,376	(6,069)
	Amortization of restricted shares	117	1,044	1,528	3,127

	Balance at end of period	$(3,598)	$(9,683)	$(3,598)	$(9,683)

Total	Balance at beginning of period	$504,538	$763,467	$465,318	$696,555
Shareholders’	Conversion of convertible preferred shares	—	(5,239)	—	(109,108)
Equity	(Cancellation) issuance of common shares, net	(1,701)	8,363	(2,150)	123,557
	Restricted shares, net	1,890	1,044	3,904	(2,942)
	Unrealized appreciation (depreciation) on investments	7,645	(6,067)	3,963	(7,414)
	Minimum additional pension liability	—	—	123	—
	Net income (loss) before convertible preferred share dividends	4,460	(317,343)	48,212	(251,093)
	Dividends to convertible preferred shareholders	(1,163)	(1,241)	(3,701)	(2,509)
	Dividends to common shareholders	—	(3,471)	—	(8,151)
	Tax effect of stock options exercised	—	446	—	1,064

	Balance at end of period	$515,669	$439,959	$515,669	$439,959

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PXRE	Consolidated Statements of Cash Flows
Group Ltd.	(Dollars in thousands)
		Three Months Ended		Nine Months Ended
		September 30,		September 30,

		2006	2005	2006	2005

		(Unaudited)		(Unaudited)

Cash Flows	Premiums collected, net of reinsurance	$28,232	$110,376	$164,733	$291,835
from Operating	Loss and loss adjustment expenses paid, net of reinsurance	(94,772)	(57,683)	(497,362)	(162,183)
Activities	Commission and brokerage (paid) received, net of fee income	(2,750)	353	(7,566)	(14,110)
	Operating expenses paid	(7,053)	(7,157)	(34,754)	(24,695)
	Net investment income received	15,589	6,731	42,989	23,963
	Interest paid	(5,799)	(5,799)	(12,953)	(12,964)
	Income taxes recovered	6,235	3	6,326	18,472
	Trading portfolio purchased	(1,897)	(3,276)	(29,893)	(17,685)
	Trading portfolio disposed	1,923	3,369	42,917	3,369
	Deposit paid	(297)	(2,744)	(12,109)	(1,813)
	Other	13,881	3,840	10,274	2,856

	Net cash (used) provided by operating activities	(46,708)	48,013	(327,398)	107,045

Cash Flows	Fixed maturities available for sale purchased	(404)	(77,912)	(67,442)	(372,936)
from Investing	Fixed maturities available for sale disposed or matured	140,470	35,362	744,307	151,016
Activities	Hedge funds purchased	—	(5,000)	(4,000)	(119,888)
	Hedge funds disposed	21,716	6,546	139,080	115,049
	Other invested assets purchased	—	—	(35)	—
	Other invested assets disposed	220	852	1,391	2,244
	Net change in short-term investments	(111,639)	(3,450)	(476,119)	122,092
	Receivable for securities	—	344	—	—
	Payable for securities	(100)	(1,527)	—	—

	Net cash provided (used) by investing activities	50,263	(44,785)	337,182	(102,423)

Cash Flows	Proceeds from issuance of common shares	71	3,125	490	8,947
from Financing	Cash dividends paid to common shareholders	—	(3,471)	—	(8,151)
Activities	Cash dividends paid to preferred shareholders	(1,163)	(1,241)	(3,701)	(2,509)
	Cost of shares repurchased	—	—	(263)	(567)

	Net cash used by financing activities	(1,092)	(1,587)	(3,474)	(2,280)

	Net change in cash	2,463	1,641	6,310	2,342
	Cash, beginning of period	18,351	16,369	14,504	15,668

	Cash, end of period	$20,814	$18,010	$20,814	$18,010

	Reconciliation of net income (loss) to net cash (used) provided by operating activities:
	Net income (loss) before convertible preferred share dividends	$4,460	$(317,343)	$48,212	$(251,093)
	Adjustments to reconcile net income (loss) to net cash (used) provided by operating activities:
	Losses and loss expenses	(114,143)	566,685	(592,360)	525,357
	Unearned premiums	15,097	30,465	(26,311)	44,670
	Deferred acquisition costs	(943)	(2,506)	4,163	(5,991)
	Receivables	14,410	(79,186)	116,571	(70,900)
	Reinsurance balances payable	(6,183)	108,339	(14,099)	110,549
	Reinsurance recoverable	13,405	(215,411)	72,530	(209,020)
	Income taxes	6,235	(32,528)	6,326	(14,858)
	Equity in earnings of limited partnerships	(157)	(6,030)	(6,196)	(10,568)
	Trading portfolio purchased	(1,897)	(3,276)	(29,893)	(17,685)
	Trading portfolio disposed	1,923	3,369	42,917	3,369
	Deposit liability	(297)	(2,744)	(12,109)	(1,813)
	Receivable on commutation	—	—	35,154	—
	Other	21,382	(1,821)	27,697	5,028

	Net cash (used) provided by operating activities	$(46,708)	$48,013	$(327,398)	$107,045